Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTIONS 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Metromedia International Group, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of December 2006.

/s/ MARK S. HAUF
Mark S. Hauf
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)